UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

Starwood Hotels & Resorts Worldwide, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-7959	52-1193298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StarPoint, Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203-964-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 10, 2015, Starwood Hotels & Resorts Worldwide, Inc. (the “Company”) announced its financial and operating results for the quarter ended December 31, 2014. The press release regarding the Company’s financial and operating results for the quarter ended December 31, 2014 is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On the same date, the Company announced that the Company’s share repurchase authorization of its common stock under its Share Repurchase Program (the “Program”) has increased by an additional $750 million. Following this increase, the total amount available under the authorization is approximately $754 million. The Company expects the purchases to be made from time to time in the open market, through block trades, tender offers or otherwise (including, without limitation, using Rule 10b5-1 plans), or in privately negotiated transactions (including, without limitation, accelerated share repurchase agreements). The timing of the share repurchase under the Program will depend on a variety of factors, including market conditions, and share repurchases may be suspended or discontinued at any time.

On February 10, 2015, the Company also announced its plans to spin-off its vacation ownership business into a separate publicly traded company (the “Spin-Off”).

Cautionary Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are any statements other than statements of historical fact, including statements regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to the matters discussed in this Current Report on Form 8-K. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

In addition to the risk that the Company might not be able to successfully consummate the Spin-Off, important factors that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements are disclosed in the “Risk Factors” contained in the Company’s 2013 Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release regarding the Company’s financial and operating results for the quarter ended December 31, 2014, dated February 10, 2015.

99.2	Press release regarding the Spin-Off, dated February 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Registrant)

By:	/s/ Alan Schnaid
	Name:	Alan Schnaid
	Title:	Senior Vice President, Corporate Controller and Principal Accounting Officer

Date: February 10, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release regarding the Company’s financial and operating results for the quarter ended December 31, 2014, dated February 10, 2015

99.2	Press Release regarding the Spin-Off, dated February 10, 2015